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                                                                   Exhibit 10.19


         SHORT-TERM EXECUTIVE STOCK PURCHASE LOAN PROGRAM OF DYNEGY INC.


1. PURPOSE. This Short-Term Executive Stock Purchase Loan Program of Dynegy Inc. (the "Program"), an Illinois corporation ("Dynegy"), adopted as of July 20, 2001 and amended as of November 15, 2001, is intended to facilitate the purchase, by certain executives of Dynegy and its affiliates (collectively, the "Company"), of shares of Dynegy's Class A common stock, no par value per share ("Common Stock"). The purchases facilitated by the Program are intended to achieve the following specific purposes:

            (1) more closely align executive officers' financial interests with the financial interests of Dynegy's shareholders;

            (2) increase executive officers' motivation to manage the Company as owners; and

            (3) increase the ownership of Common Stock among senior management of the Company.

2. ELIGIBILITY. To be eligible to participate in the Program, an individual (the "Eligible Participant") must be an executive officer of the Company determined by the Program Administrator (as defined below) to be eligible for participation in the Program, as such determination shall be made from time to time. No Eligible Participant is required to participate in the Program.

3. PARTICIPATION. Eligible Participants may borrow from the Company an amount not to exceed the product of their then-existing base salary (before voluntary or involuntary deductions) multiplied by two for the sole purpose of purchasing shares of Common Stock and paying brokerage commissions in connection therewith. Eligible Participants may make any number of borrowings from the Company, so long as the aggregate amount of such borrowings does not exceed the applicable threshold set forth in the preceding sentence. Such borrowings will be made available to Eligible Participants until the earlier of (1) June 30, 2002 and (2) the date of the Company's implementation of a long-term stock purchase loan program, if any.

4. PURCHASE OF SHARES. As a condition to the Company's obligation to lend money for a Common Stock purchase by an Eligible Participant, such Eligible Participant shall (1) execute a promissory note in favor of the appropriate Company payee, the form of which is attached hereto as Appendix A (the "Promissory Note"), and (2) request such Common Stock purchase and the related loan pursuant to the instructions for same as communicated by the Program Administrator or its designee. All such purchases shall be effected by Salomon Smith Barney or such other broker as the Program Administrator shall designate (the "Broker") in accordance with Rule 10b-18 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Eligible Participants are responsible for determining whether such purchases are in compliance with Section 16 (the short-swing profit rules) of the Exchange Act. In accordance with the terms and provisions of the Program, the Company shall promptly provide the requested loans to Eligible Participants by advancing the funds for such purchases, including the brokerage commissions payable in connection therewith, to the Broker. Upon settlement of each such purchase, the purchased shares will be transferred as appropriate to the accounts of the requesting Eligible Participants pursuant to their written instructions.

5. SALE OF SHARES PURCHASED. Each Eligible Participant is permitted to sell all or any portion of the shares of Common Stock purchased pursuant to the Program at any time. Eligible Participants are responsible for determining whether such sales are in compliance with Section 16 (the short-swing profit rules) of the Exchange Act.


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6.    MARGIN REGULATIONS.

            (1) None of the obligations of the Eligible Participants to the Company hereunder is or will be secured, directly or indirectly, by Margin Stock (as such term is defined in Regulation U promulgated by the Board of Governors of the Federal Reserve System);

            (2) Neither the Company nor any third party acting on behalf of the Company has taken or will take possession of an Eligible Participant's Margin Stock to secure, directly or indirectly, any of the obligations of such Eligible Participant to the Company;

            (3) The Company does not and will not have any right to prohibit or, in any way, restrict such Eligible Participant from selling, pledging, encumbering or otherwise disposing of any Margin Stock owned by such Eligible Participant;

            (4) Such Eligible Participant has not granted and will not grant the Company or any third party acting on behalf of the Company the right to accelerate repayment of any of the obligations under this Program of such Eligible Participant if any of the Margin Stock owned by such Eligible Participant is sold, pledged, encumbered or otherwise disposed of by such Eligible Participant; and

            (5) There is no agreement or other arrangement between such Eligible Participant and the Company or any third party acting on behalf of the Company (and no such agreement or arrangement shall be entered into so long as this Program is in effect or any of the obligations of such Eligible Participant under this Program remain outstanding) which the Margin Stock of an Eligible Participant would be made more readily available as security to the Company than to other creditors of such Eligible Participant.

7. ADMINISTRATION. The Dynegy Board of Directors (hereinafter referred to as the "Program Administrator") shall be charged with the administration and interpretation of the Program but may delegate the ministerial duties hereunder to such persons or groups, including committees of the Board, as it determines. The Program Administrator may adopt such rules as may be necessary or appropriate for the proper administration of the Program, including the acceptance of principal and interest payments on funds borrowed and the retention of records relating thereto. The decision of the Program Administrator in all matters involving the interpretation and application of the Program shall be final and shall be given the maximum possible deference allowed by law.

8. PAYMENT OF EXPENSES. The expenses of administering the Program shall be paid by the Company, except those expenses which are expenses of the Eligible Participants.

9. LIMITATION OF LIABILITY. Each Eligible Participant hereby agrees to indemnify and hold harmless the Company and any and all of its directors, officers, employees and agents from and against any and all losses, claims, damages, expenses or liabilities, joint or several, that may arise out of or are based upon the transactions contemplated hereby, including, without limitation, the failure to place a requested order to purchase Common Stock or any change in the market value of the Common Stock purchased hereunder.

10. GOVERNING LAW. This Program shall be construed in accordance with the laws of the State of Texas.

11. APPROVAL. If an Eligible Participant elects to purchase shares of Common Stock pursuant to the Program, such election shall constitute formal approval of this Program by the Eligible Participant and such Eligible Participant's agreement to be bound by all of the terms and conditions of the Program, including the Promissory Note.


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                                                                      APPENDIX A

        SHORT-TERM EXECUTIVE STOCK PURCHASE LOAN PROGRAM OF DYNEGY INC.

                                 PROMISSORY NOTE

                                                       ________________, 200_


        In accordance with and pursuant to the terms and conditions of that certain Short-Term Executive Stock Purchase Loan Program, adopted as of July 20, 2001 and amended as of November 15, 2001 (the "Program"), by Dynegy Inc., an Illinois corporation, for value received, the undersigned unconditionally promises and agrees to pay, as herein provided, to the order of Dynegy Administrative Services Company ("Payee"), at 1000 Louisiana, Suite 5800, Houston, Texas 77002, or at such other address given to the undersigned by Payee, the lesser of the principal sum of $____________ and the aggregate unpaid principal amount of all loans made by Payee to the undersigned pursuant to Section 3 of the Program, if any, in lawful money of the United States of America, together with interest on the unpaid principal amount thereof. Such interest shall be computed from (and including) the date of borrowing until (and excluding) the Maturity Date (as defined below) for such borrowing on the basis of 12 30-day months and a 365-day year, at a rate that is the greater of
  (i) 5% per annum and (ii) the then current Applicable Federal Rate for short-term loans as published in the Revenue Rulings issued by the United States Department of Treasury.

        Interest on the unpaid principal amount outstanding under each borrowing shall be due and payable quarterly on the 15th business day following the end of each calendar quarter during the term of such borrowing. Any interest payment not made in a timely manner will be capitalized and added to the principal amount of such borrowing. The entire principal amount shall be due and payable with respect to each borrowing on the second anniversary thereof (the "Maturity Date"); PROVIDED, HOWEVER, notwithstanding the foregoing, that the entire principal amount of any and all borrowings, together with interest accrued from the last interest payment date, shall be due and payable 30 days after the undersigned ceases to be employed for any reason (including retirement, death or disability) by Payee or any of its affiliates (a "Termination Event"). Notwithstanding anything to the contrary set forth in this promissory note, to the extent permitted by applicable law, Payee may offset any and all amounts owed Payee by the undersigned upon a Termination Event against any amounts owed to the undersigned from Payee or any of its affiliates as a result of such Termination Event to obtain full payment for any and all amounts owed under this promissory note.

        The undersigned is fully obligated to repay to Payee all principal, interest and other amounts on this promissory note when due and payable. To the extent permitted by applicable law, Payee may take any action relating to the undersigned and his or her assets, which the Program Administrator (as defined in the Program) deems necessary, proper or desirable, including, but not limited to, offsetting amounts owed to Payee against wages, fees or other amounts owed to the undersigned from Payee, to obtain full payment for amounts owed under this promissory note.

        The Payee is authorized to make (or cause to be made) appropriate notations on the grid attached hereto, which notations shall evidence, INTER ALIA, the date and amount of each loan evidenced hereby, the Maturity Date for each such loan and the date of, the principal amount of and the date and amount of each prepayment of principal and payment of interest on each such loan.

        It is expressly agreed and stipulated to be the intention of Payee and the undersigned to comply at all times with applicable laws governing the maximum rate or amount of interest payable on or in connection with this promissory note. Accordingly, if any of the transactions contemplated hereby would be usurious under applicable law now or hereafter governing the interest payable hereunder, then, in that event, notwithstanding anything to the contrary in this promissory note, it is agreed that the aggregate of all consideration that constitutes interest under applicable law that is contracted for, charged, taken, reserved or


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  received under this promissory note under no circumstances shall exceed the maximum amount of interest allowed by applicable law, and any excess shall be credited on this promissory note by Payee (or if such promissory note shall have been paid in full, refunded to the undersigned). Determination of the rate of interest for purposes of determining whether this transaction is usurious under any applicable laws, to the full extent permitted by applicable law, shall be made by amortizing, prorating, allocating and spreading throughout the full stated term hereof until payment in full, all sums at any time contracted for, charged, taken, reserved or received from the undersigned for the use, forbearance or detention of money in connection herewith.

        Should the principal of or interest on any borrowing under this promissory note or any other amount payable hereunder become due and payable on a Saturday, Sunday or legal holiday in the State of Texas on which banks are closed for business in Houston, payment in respect thereof may be made on the next succeeding day which is not a Saturday, Sunday or legal holiday, and such extension of time shall in such case be included in computing interest, if any, in connection with such payment.

        Principal and interest payments shall be payable by personal check, certified or official bank check or by wire transfer pursuant to written wire transfer instructions delivered by Payee to the undersigned.

        The undersigned reserves the right to prepay the outstanding principal balance of any borrowing under this promissory note in whole or in part, at any time or from time to time, without premium or penalty. Any such prepayment shall be made together with payment of interest accrued on the amount of principal being prepaid through the date of such prepayment. Principal amounts repaid under this promissory note may not be reborrowed.

        The undersigned hereby expressly waives presentment, demand for payment, notice of nonpayment, notice of dishonor, notice of protest, notice of acceleration or intent to accelerate, bringing of suit and diligence to taking any action to collect amounts owing hereunder.

        No waiver by Payee of any of its rights or remedies hereunder shall be considered a waiver of any other subsequent right or remedy of Payee; no delay or omission in the exercise by Payee of any rights or remedies shall be construed as a waiver of any right or remedy of Payee; and no exercise or enforcement of any such right shall ever be held to exhaust any right or remedy of Payee.

        The undersigned shall not assign or transfer any of its rights or obligations hereunder without the prior written consent of Payee.

         In the event that any one or more provisions of this promissory note shall, for any reason, be held invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this promissory note.

        The undersigned has read this promissory note and the related Program document and by execution hereof agrees to be bound by, and acknowledges receipt of copies of, same.

        THIS PROMISSORY NOTE SHALL BE GOVERNED BY THE LAWS OF THE STATE OF
  TEXAS.

        IN WITNESS WHEREOF, the undersigned has executed this promissory note as of the date first set forth above.




                                          -----------------------------
                                          NAME:
                                          ADDRESS:

                                  GRID SCHEDULE

            Attached to and made a part of the promissory note dated ___________________, 200_, issued by _______________________________ to Dynegy
Administrative Services Company pursuant to the Short-Term Executive Stock Purchase Loan Program of Dynegy Inc.


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               Amount of      Maturity       Applicable     Principal       Principal        Notation
    Date       Borrowing        Date            Rate        Repayments     Outstanding        Made by
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